U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund

Holmes Macro Trends Fund

Emerging Europe Fund

China Region Fund

Near-Term Tax Free Fund

U.S. Government Securities Ultra-Short Bond Fund

(the “Funds”)

Investor Class Shares

SUPPLEMENT DATED APRIL 2, 2015

TO THE FUNDS’ SUMMARY PROSPECTUSES, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MAY 1, 2014

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUNDS’ SUMMARY PROSPECTUSES, PROSPECTUS AND SAI.

Effective April 16, 2015, Mr. John Derrick no longer serves as a portfolio manager to the Funds.  As a result of this change, all references to Mr. Derrick in the Funds’ Summary Prospectuses, Prospectus and SAI are deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUNDS’ SUMMARY PROSPECTUSES, PROSPECTUS AND SAI FOR FUTURE REFERENCE.